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                                                                  Exhibit 10.79



                                                              January 28, 1999

Lexington Components, Inc.
767 Third Avenue
New York, New York 10017

                  Re:      AMENDMENT TO FINANCING AGREEMENTS
                           ---------------------------------
Gentlemen:

         Reference is made to certain financing agreements dated January 11, 1990 between Lexington Components, Inc. ("LCI") and Congress Financial Corporation ("Congress"), including, but not limited to, an Accounts Financing Agreement [Security Agreement], as amended (the "Accounts Agreement"), and all supplements thereto and all other related financing and security agreements (collectively, all of the foregoing, as the same have heretofore or contemporaneously been or may be hereafter, amended, replaced, extended, modified or supplemented, the "Financing Agreements").

         In connection with the financing arrangements pursuant to the Accounts Agreement and the other Financing Agreements, the parties hereto hereby agree to amend the Financing Agreements, as set forth below:

         1. DEFINITIONS:
            -----------

                  (a) The definition of "Term Loans" contained in the letter agreement re: Amendment to Financing Agreements, dated January 31, 1995, between LCI and Congress (the "January 1995 Amendment"), as amended by the letter agreement re: Amendment to Financing Agreements, dated January 16, 1996, between LCI and Congress and the letter agreement re: Amendment to Financing Agreements, dated March 11, 1997, between LCI and Congress, is hereby amended to mean and include all term loans now outstanding or hereafter made by Congress to LCI, including, without limitation, the term loan made by Congress to LCI evidenced by the January 1999 Additional LCI Term Note (as defined below), the Fourth Amended and Restated Promissory Note, dated March 11, 1997, and any and all New Equipment Term Notes heretofore or hereafter executed by LCI, as any such notes may hereafter be amended, renewed, extended, restated or replaced.

                  (b) Capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed thereto in the Accounts Agreement and the other Financing Agreements.

         2. ADDITIONAL TERM LOAN. In order to evidence an additional one-time advance to LCI (the "January 1999 Additional LCI Term Loan"), which shall be made upon the effective date hereof, LCI is executing and delivering to Congress a Term Promissory Note in the principal amount of $1,190,000 (the



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"January 1999 Additional LCI Term Note"). The Obligations evidenced by the
January 1999 Additional LCI Term Note shall be payable, including interest and other amounts, as provided therein and, to the extent not inconsistent with the terms of the January 1999 Additional LCI Term Note, as provided in the other Financing Agreements, and shall be secured by all Collateral.

         3. MAXIMUM AMOUNT OF NEW EQUIPMENT TERM LOANS. The first sentence of
Section 2(b) of the letter agreement re: Amendment to Financing Agreements, dated as of March 25, 1994, between Congress and LCI, as heretofore amended by the letter agreement re: Amendment to Financing Agreements, dated as of August 1, 1994, the January 31, 1995 Amendment, and the March 11, 1997 Amendment, is hereby deleted in its entirety and replaced with the following:

                  "(b) Except in Congress' discretion the aggregate original principal amount of all New Equipment Term Loans made to LCI plus the aggregate original principal amount of all "New Equipment Term Loans" (as defined in the LPC Financing Agreements) made to LPC under the LPC Financing Agreements at any time after January 28, 1999, shall not exceed $5,000,000."

         4. MAXIMUM AMOUNT OF TERM LOANS. The aggregate principal amount of all Term Loans and all "Term Loans" (as defined in the LPC Financing Agreements) made to LPC at any one time outstanding, shall not exceed the amount of $28,000,000.

         5. INVENTORY/WORK-IN-PROCESS SUBLIMITS. Paragraph 3 of the letter agreement re: Inventory Loans, dated March 23, 1990, as heretofore amended, is hereby further amended by deleting the reference to "$7,000,000" and replacing it with "$8,000,000" and by deleting the reference to "$1,000,000" and replacing it with "$2,000,000".

         6. TERM. The first sentence of Section 9.1 of the Accounts Agreement, as heretofore amended, is hereby deleted in its entirety and replaced with the following:

                           "This Agreement shall become effective upon
                  acceptance by you and shall continue in full force and effect for a term ending April 1, 2002 (the "Renewal Date"), unless sooner terminated pursuant to the terms hereof."

         7. EARLY TERMINATION FEE. Section 9.2 of the Accounts Agreement, as heretofore amended, is hereby further amended by deleting the reference to "April 1, 2000" and replacing it with "October 1, 1999".


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          8. REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by LPC to Congress pursuant to the Financing Agreements, LCI hereby represents, warrants and covenants with and to Congress as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

                  (a) No Event of Default exists or has occurred and is continuing on the date of this Amendment.

                  (b) This Amendment and each instrument required to be executed and delivered by LCI hereunder, has been duly executed and delivered by LCI and is in full force and effect as of the date hereof, and the agreements and obligations of LCI contained herein and therein constitute the legal, valid and binding obligations of LCI enforceable against LCI in accordance with their terms.

          9. USE OF PROCEEDS.

                  The proceeds of the January 1999 Additional LCI Term Loan to be made by Congress pursuant to Paragraph 2 hereof shall be credited to LCI's Revolving Loan account maintained by Congress under the Financing Agreements.

         10. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. Anything contained in this Amendment to the contrary notwithstanding, the terms and provisions of this Amendment shall only become effective upon the satisfaction of the following additional conditions precedent:

                  (a) Congress shall have received an executed original or executed original counterparts (as the case may be) of this Amendment together with the following, each of which shall be in form and substance satisfactory to
Congress:

                           (i)      the January 1999 Additional LCI Term Note;

                           (ii) certified resolutions of the Board of Directors of LCI duly authorizing the execution and delivery of this Amendment and the instruments and transactions hereunder; and

                           (iii) an Amendment between LPC and Congress with respect to the LPC Financing Agreements and the documents and instruments required thereunder and the satisfaction of all conditions precedent to the effectiveness thereof.


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                  (b) All representations and warranties contained herein, in the Accounts Agreement and in the other Financing Agreements shall be true and correct in all material respects; and

                  (c) No Event of Default shall have occurred and no event shall have occurred or condition be existing which, with notice or passage of time or both, would constitute an Event of Default.

         11. EFFECT OF THIS AMENDMENT. Except as modified pursuant hereto, the Accounts Agreement and all supplements to the Accounts Agreement and all other Financing Agreements, are hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof and no existing defaults or Events of Default have been waived in connection herewith. To the extent of conflict between the terms of this Amendment and the Accounts Agreement or any of the other Financing Agreements, the terms of this Amendment control.

         12. FURTHER ASSURANCES. LCI shall execute and deliver such additional documents and take such additional actions as may reasonably be requested by Congress to effectuate the provisions and purposes of this Amendment, including, but not in limitation, the following:

                  (a) At Congress' request, LCI shall execute and deliver to Congress such mortgage modification agreements or similar agreements with respect to any and all properties of LCI which are encumbered by a mortgage or deed of trust, as the case may be, in favor of Congress, to expressly secure, without limitation, the notes evidencing the then current Term Loans and other Financing Agreements evidencing the Obligations (it being agreed that the absence of any such agreement shall not deprive Congress of the benefit of the liens held by Congress on the real property covered by such mortgages or deeds of trust, which shall continue to secure all Obligations); and

                  (b) In connection with such agreements under Section 12(a), LCI shall arrange for the delivery, at LCI's expense, of an updated title insurance policy and necessary endorsements thereto in favor of Congress, in form and substance satisfactory to Congress, for each property that is subject to such agreements.

         13. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to its principles of conflicts of law.



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         By the signatures hereto of the duly authorized officers, the parties hereto mutually covenant, warrant and agree as set forth herein.

                                        Very truly yours,

                                        CONGRESS FINANCIAL CORPORATION

                                        By:    Laurence S. Forte
                                           ------------------------------
                                        Title: First Vice President
                                              ---------------------------

AGREED AND ACCEPTED:

LEXINGTON COMPONENTS, INC.

By:    Michael A. Lubin
   --------------------------
Title: Chairman
      -----------------------



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                                     CONSENT

         The undersigned guarantor hereby consents to the foregoing Amendment, agrees to be bound by its terms applicable to it, and ratifies and confirms the terms of its Guarantee and Waiver dated January 11, 1990 as applicable to all present and future indebtedness, liabilities and obligations of LEXINGTON COMPONENTS, INC. to CONGRESS FINANCIAL CORPORATION, including, without limitation, all indebtedness, liabilities and obligations under the Financing Agreements as amended hereby.

                                   LEXINGTON PRECISION CORPORATION

                                   By:    Michael A. Lubin
                                      -------------------------------
                                   Title: Chairman
                                         ----------------------------



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